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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2005


                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


         OHIO                         1-2299                 34-0117420
         ----                         ------                 ----------
(State or Other Jurisdiction of   (Commission File          (I.R.S. Employer
Incorporation or Organization)         Number)             Identification No.)


                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

     Dr. Roger D. Blackwell, a member of the Board of Directors of Applied Industrial Technologies, Inc. ("Applied"), resigned on June 21, 2005, effective immediately. The resignation followed a federal jury's conviction of Dr. Blackwell on June 20, 2005 on insider trading and conspiracy charges related to trading in shares of Worthington Foods, Inc. in 1999. The circumstances of the charges against Dr. Blackwell and his conviction were wholly unrelated to Applied or his services as a director.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                         (Registrant)


                                          By: /s/ Fred D. Bauer
                                          -----------------------------------
                                              Fred D. Bauer
                                              Vice President-General Counsel
                                              & Secretary


Date:  June 21, 2005